    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2000


                                                             FILE NO. 2-71928
                                                             FILE NO. 811-03171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 25                      /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                               INVESTMENT COMPANY ACT OF 1940                /X/

                                Amendment No. 25                             /X/


                                 -------------

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:
                              Peter D. Lowenstein
                        Two Sound View Drive, Suite 100
                              Greenwich, CT 06830


        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        / / on (date) pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)


        /X/ on January 2, 2001 pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VALUE LINE
                     U.S. GOVERNMENT SECURITIES FUND, INC.


                        --------------------------------
                                   PROSPECTUS
                                JANUARY 2, 2001
--------------------------------------------------------------------------------


                                     [LOGO]


                                                         #514995


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

                           FUND SUMMARY

                           What are the Fund's goals? PAGE 2

                           What are the Fund's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Fund? PAGE 2

                           How has the Fund performed? PAGE 3

                           What are the Fund's fees and expenses? PAGE 4

  HOW WE MANAGE THE FUND

  Our principal investment strategies PAGE 5

  The securities in which we typically invest PAGE 6

  The principal risks of investing in the Fund PAGE 6

                                     WHO MANAGES THE FUND

                                     Investment Adviser PAGE 8

                                     Management fees PAGE 8

                                     Portfolio management PAGE 8

              ABOUT YOUR ACCOUNT

              How to buy shares PAGE 9


              How to sell shares PAGE 12



              Special services PAGE 13



              Dividends, distributions and taxes PAGE 14


                                         FINANCIAL HIGHLIGHTS


                                         Financial Highlights PAGE 16

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

                   The Fund primarily seeks maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   Under normal conditions, we invest at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While we emphasize income from investments for the Fund, we consider carefully security of principal, duration, marketability, and diversity of investments. We are looking for the best relative values among the universe of government securities. The Fund's portfolio will be actively traded.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                   The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

                   The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Mortgage-backed securities are also more volatile and less liquid than other U.S. government securities and may be subject to both credit and prepayment risk.

                   An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 6.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Government Bond Index and the Lehman Brothers Aggregate Bond Index, which are broad based market indexes. You should remember that unlike the Fund, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   10.31%
1991   16.42%
1992    6.30%
1993    9.80%
1994  -10.67%
1995   14.44%
1996    3.93%
1997    9.22%
1998    7.68%
1999   -1.15%


                         BEST QUARTER:            Q3 1991      +5.70%
                         WORST QUARTER:           Q2 1994      (5.57%)



                   As of September 30, 2000, the Fund had a year-to-date total return of +6.5%.



                   AVERAGE ANNUAL RETURN AS OF 12/31/99



                                                                      1 YEAR    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES FUND             -1.15%     6.69%      6.35%
                         --------------------------------------------------------------------------
                         LEHMAN BROS. GOVERNMENT BOND INDEX          -2.23%     7.44%      7.48%
                         --------------------------------------------------------------------------
                         LEHMAN BROS. AGGREGATE BOND INDEX           -0.82%     7.73%      7.70%
                         --------------------------------------------------------------------------

WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A                   NONE
                         PERCENTAGE OF OFFERING PRICE
                         -----------------------------------------------------------------------------
                         MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF                 NONE
                         ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS
                         LOWER
                         -----------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
                         -----------------------------------------------------------------------------
                         REDEMPTION FEE                                                           NONE
                         -----------------------------------------------------------------------------
                         EXCHANGE FEE                                                             NONE
                         -----------------------------------------------------------------------------

                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


                         MANAGEMENT FEES                                               0.50%
                         -------------------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12b-1) FEES*                        0.25%
                         -------------------------------------------------------------------
                         OTHER EXPENSES                                                0.19%
                         -------------------------------------------------------------------
                         TOTAL ANNUAL FUND OPERATING EXPENSES                          0.94%
                         -------------------------------------------------------------------



                    *The Service and Distribution Plan (12b-1 plan) became
                     effective July 1, 2000. Therefore, the actual 12b-1 fees for the fiscal year ended August 31, 2000 were lower than these shown in the table. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------------------------
                         U.S. GOVERNMENT SECURITIES FUND                    $96        $300       $520       $1,155
                         --------------------------------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES

                   Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                   We analyze economic conditions and the outlook for interest rates, seeking to identify the type of government securities that we think make the best investments.

                   We invest primarily in pursuit of a two-pronged investment objective: maximum income and preservation of capital. We blend a number of investment strategies to manage the Fund.


                   To seek current income and help preserve capital, we generally invest at least 80% of the Fund's net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Typically, securities of medium maturities offer the highest income without undue risk to capital. Accordingly, the weighted average effective maturity of the bond portfolio will generally be between 5 and 10 years. The weighted average effective maturity for the bond portfolio as of August 31, 2000 was 6.86 years.


                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market or other conditions, we may invest up to 20% of the Fund's net assets in cash or cash equivalents for temporary defensive purposes. This may have the effect of reducing the Fund's income or capital appreciation, or both.

                   PORTFOLIO TURNOVER
                   The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher trading costs and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

                   The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest. Information on the Fund's recent holdings can be found in the Fund's current annual or semiannual report.

                   U.S. GOVERNMENT SECURITIES: include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, the Tennessee Valley Authority, Farmers Home Administration, and the Export-Import Bank.

                   MORTGAGE-BACKED SECURITIES: fixed-income securities which represent pools of mortgages with investors receiving principal and interest payments as the underlying mortgage loans are paid back. We invest in those mortgage-backed securities issued by certain government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                / / The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

                    / / Mortgage-backed securities may be more volatile and less liquid than other U.S. government securities and may be subject to credit and prepayment risk. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and could result in losses to the Fund if some securities were acquired at a premium. In addition, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

                    / / With respect to U.S. government securities supported
                        only by the credit of the issuing agency or an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


                    / / Please see the Statement of Additional Information for a
                        further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients with combined assets of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.50% of the average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY TELEPHONE
                   Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL
                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. Third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                    / / MINIMUM INITIAL/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when we receive your purchase order.

                    / / TIME OF PURCHASE

                   Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.


                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.


                    / / DISTRIBUTION CHARGES


                   The Fund has adopted a plan, effective July 1, 2000, under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                    / / NET ASSET VALUE
                   We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. With assistance from an independent pricing service, we price securities and other assets for which market prices or quotations are available at their market value. Securities for which quotations are not available from the pricing service and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO SELL SHARES

                    / / BY MAIL
                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                   If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                    / / BY TELEPHONE OR WIRE
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / BY CHECK
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they accept your order.

                   Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been authorized.

                    / / BY EXCHANGE

                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.


                   When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.

                   We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.


                   Exchanges among Value Line funds are a shareholder privilege and not a right. We may reject any exchange order, particularly when there appears to be frequent purchases and sales by a shareholder.


                   ACCOUNT MINIMUM
                   If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Individual Retirement Account (IRA) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund pays dividends quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                   You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable at your long-term capital-gains tax rate, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.



                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.



                   If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.



                   You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares.

                   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



                   The above discussion is meant only as a summary, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.
                   FINANCIAL HIGHLIGHTS

                   -------------------------------------------------------------


            SELECTED DATA FOR A SHARE OF CAPITAL STOCK
            OUTSTANDING THROUGHOUT EACH YEAR:
                                                                            YEARS ENDED AUGUST 31,
            ------------------------------------------------------------------------------------------------------------
                                                          2000          1999          1998          1997            1996
            ------------------------------------------------------------------------------------------------------------
            NET ASSET VALUE, BEGINNING OF YEAR          $10.81        $11.44        $11.04        $10.85          $11.28
            ------------------------------------------------------------------------------------------------------------
              INCOME (LOSS) FROM INVESTMENT
              OPERATIONS:
                Net investment income                      .64           .61           .69           .74             .77
                Net gains or losses on securities
                (both realized and unrealized)             .04          (.62)          .41           .21            (.43)
            ------------------------------------------------------------------------------------------------------------
                Total income (loss) from investment
                operations                                 .68          (.01)         1.10           .95             .34
            ------------------------------------------------------------------------------------------------------------
              LESS DISTRIBUTIONS:
                Dividends from net
                investment income                         (.62)         (.62)         (.70)         (.76)           (.77)
                Distributions from capital gains            --            --            --            --              --
            ------------------------------------------------------------------------------------------------------------
                Total distributions                       (.62)         (.62)         (.70)         (.76)           (.77)
            ------------------------------------------------------------------------------------------------------------
            NET ASSET VALUE, END OF YEAR                $10.87        $10.81        $11.44        $11.04          $10.85
            ------------------------------------------------------------------------------------------------------------
            TOTAL RETURN                                  6.53%        -.17%         10.28%         9.01%           3.06%
            ------------------------------------------------------------------------------------------------------------
            RATIOS/SUPPLEMENTAL DATA:
            Net assets, end of year (in thousands)    $140,408      $167,231      $185,294      $185,004      $  214,889
            Ratio of expenses to average net assets        .73%(2)       .67%(2)       .66%(1)       .65%(1)         .65%(1)
            Ratio of net income to average net
            assets                                        5.82%         5.40%         6.07%         6.52%           6.74%
            Portfolio turnover rate                         49%          125%          159%          255%            158%
            ------------------------------------------------------------------------------------------------------------


                    (1) Before offset of custody credits.

                    (2) Ratios reflect expenses grossed up for custody credit
                        arrangement. The ratios of expenses to average net assets net of custody credits would have been .73% for the year ended August 31, 2000 and .66% for the year ended August 31, 1999.

--------------------------------------------------------------------------------

FOR MORE INFORMATION


                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated January 2, 2001, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus at no cost from our Internet site at http://www.valueline.com.


                   Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

                   INVESTMENT ADVISER                                SERVICE AGENT
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              c/o NFDS
                   New York, NY 10017-5891                           P.O. Box 219729
                                                                     Kansas City, MO 64121-9729

                   CUSTODIAN                                         DISTRIBUTOR
                   State Street Bank and Trust Company               Value Line Securities, Inc.
                   225 Franklin Street                               220 East 42nd Street
                   Boston, MA 02110                                  New York, NY 10017-5891

                   Value Line Securities, Inc.
                   220 East 42nd Street, New York, NY 10017-5891     File no. 811-03171

                           VALUE LINE U.S. GOVERNMENT
                             SECURITIES FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 2, 2001

-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. dated January 2, 2001, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2000 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.


                                 --------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Description of the Fund and Its Investments and Risks.......  B-2
Management of the Fund......................................  B-7
Investment Advisory and Other Services......................  B-9
Service and Distribution Plan...............................  B-10
Brokerage Allocation and Other Practices....................  B-10
Capital Stock...............................................  B-11
Purchase, Redemption and Pricing of Shares..................  B-11
Taxes.......................................................  B-13
Performance Data............................................  B-14
Financial Statements........................................  B-16

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

    - RESTRICTED SECURITIES. On occasion the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    - STRUCTURED SECURITIES. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

    - CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

    - INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

    - LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

    - WHEN-ISSUED TRANSACTIONS. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

    - STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    - VARIABLE AND FLOATING RATE SECURITIES. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

    - BANK OBLIGATIONS. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

    Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

    - ZERO COUPON BONDS. The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    - REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

    FUND POLICIES.

(i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

(ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

(iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

(iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

(v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

(vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral).

(vii) The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's assets taken at market may at any one time be held as collateral for such sales.

(viii) The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

(ix) The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(xi) The Fund may not purchase securities for the purpose of exercising control over another company.

(xii) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

(xiii) The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in U.S. Government Securities.


    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.


    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE             POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------             ------------------      -----------------------------------------
* Jean Bernhard Buttner           Chairman of the         Chairman, President and Chief Executive
  Age 66                          Board of Directors      Officer of the Adviser and Value Line
                                  and President           Publishing, Inc. Chairman and President
                                                          of the Value Line Funds and Value Line
                                                          Securities, Inc. (the "Distributor");
                                                          Chairman and President of each of the 15
                                                          Value Line Funds.
  John W. Chandler                Director                Consultant, Academic Search Consulta-
  2801 New Mexico Ave.,                                   tion Service, Inc. Trustee Emeritus and
  N.W.                                                    Chairman (1993-1994) of the Board of
  Washington, DC 20007                                    Trustees of Duke University; President
  Age 77                                                  Emeritus, Williams College.
  Frances T. Newton               Director                Computer Programming Professional, Duke
  4921 Buckingham Drive                                   Power Company.
  Charlotte, NC 28209
  Age 59
  Francis C. Oakley               Director                Professor of History, Williams College,
  54 Scott Hill Road                                      1961 to present, President Emeritus since
  Williamstown, MA 01267                                  1994 and President, 1985-1993; Di-
  Age 69                                                  rector, Berkshire Life Insurance Company.
  David H. Porter                                         Director
  5 Birch Run Drive
  Saratoga Springs, NY 12866
  Age 64
  Paul Craig Roberts                                      Director
  169 Pompano St.
  Panama City Beach, FL 32413
  Age 61

* Marion N. Ruth                  Director                Real Estate Executive; President, Ruth
  5 Outrider Road                                         Realty (real estate broker); Director of
  Rolling Hills, CA 90274                                 the Adviser since October 2000.
  Age 65

NAME, ADDRESS AND AGE             POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------             ------------------      -----------------------------------------
  Nancy-Beth Sheerr               Director                Former Chairman, Radcliffe College Board
  1409 Beaumont Drive                                     of Trustees.
  Gladwyne, PA 19035
  Age 51
  Bruce Alston                    Vice President          Portfolio Manager with the Adviser since
  Age 55                                                  1997; Portfolio Manager with Dreyfus
                                                          Management, Inc., 1994-1996.
  Charles Heebner                 Vice President          Senior Portfolio Manager with the
  Age 64                                                  Adviser.
  David T. Henigson               Vice President,         Director, Vice President and Compliance
  Age 43                          Secretary and           Officer of the Adviser. Director and Vice
                                  Treasurer               President of the Distributor. Vice Presi-
                                                          dent, Secretary and Treasurer of each of
                                                          the 15 Value Line Funds.


--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


    Directors of the Fund are also directors/trustees of 14 other Value Line Funds.



    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended August 31, 2000. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.



                               COMPENSATION TABLE
                       FISCAL YEAR ENDED AUGUST 31, 2000



                                                                                      TOTAL
                                                      PENSION OR      ESTIMATED    COMPENSATION
                                                      RETIREMENT        ANNUAL      FROM FUND
                                     AGGREGATE         BENEFITS        BENEFITS      AND FUND
                                    COMPENSATION   ACCRUED AS PART       UPON        COMPLEX
NAME OF PERSONS                      FROM FUND     OF FUND EXPENSES   RETIREMENT    (15 FUNDS)
---------------                     ------------   ----------------   ----------   ------------
Jean B. Buttner                        $  -0-              N/A             N/A       $   -0-
John W. Chandler                        2,979              N/A             N/A        36,138
Frances T. Newton*                        132              N/A             N/A        21,099
Francis C. Oakley*                        132              N/A             N/A        21,099
David H. Porter                         2,979              N/A             N/A        36,138
Paul Craig Roberts                      2,979              N/A             N/A        36,138
Marion N. Ruth*                           132              N/A             N/A        21,099
Nancy-Beth Sheer                        2,979              N/A             N/A        36,138


--------------

* Became a Director of the Fund on June 15, 2000.

    As of October 31, 2000, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 761,503 shares of record or approximately (5.9%) and Guardian Insurance & Annuity Company, Inc., 7 Hanover Square, New York, NY 10001, which owned 645,357 shares of record or approximately 5.0%. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


                     INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund's investment adviser is Value Line, Inc. (the "Adviser").
Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.


    The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for an advisory fee payable monthly at an annual rate equal to 1/2 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended August 31, 1998, 1999 and 2000, the Fund paid or accrued advisory fees of $932,396, $894,701, and $762,198, respectively.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $5.0 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.



    The Fund has a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. The Distributor is entitled to receive fees under the Service and Distribution Plan, which became effective July 1, 2000. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 1004 Baltimore, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN



    The Service and Distribution Plan (12b-1 Plan), which became effective
July 1, 2000, is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended August 31, 2000, the Fund paid fees of $59,122 to the Distributor under the Plan. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $1,094, $3,844, and $-0- respectively.



    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded 100% in four of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                 CAPITAL STOCK

    Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock

Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


    CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. The Fund values mortgage-backed securities other than GNMAs (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for GNMAs are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices provided by market makers for such securities or, when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the day of valuation. If there is no such reported sale, the midpoint between the latest available and representative asked and bid prices will be used. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days to maturity, such securities are valued at amortized cost. Securities for which market valuations are not readily available will be valued at fair value as the Board of Directors or persons acting at their direction may determine.


                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


    For federal income-tax purposes, the Fund had a net capital loss carryover at August 31, 2000 of approximately $49,865,984 of which approximately $35,928,048 will expire in 2003, $8,976,510 will expire in 2004 and $2,829,335 will expire in 2005 and $2,132,091 will expire in 2008. During the year ended August 31, 2000, as permitted under federal income tax regulations, the Fund elected to defer $2,255,036 of post-October net capital losses to the next taxable year.


    Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. The Fund does not anticipate that any distributions will be eligible for the dividends received deduction for corporate shareholders. Upon request, the Fund will inform shareholders of the amounts of dividends which so qualify.

    A distribution by the Fund will result in reduction in the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Any loss realized by shareholders upon redemption of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six month period. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

               Where:  P     =     a hypothetical initial purchase order of
                                   $1,000
                       T     =     average annual total return
                       n     =     number of years
                       ERV   =     ending redeemable value of the
                                   hypothetical $1,000 purchase at the end
                                   of the period.


    The Fund's average annual total returns for the one, five and ten year periods ending August 31, 2000 were 6.53%, 5.67% and 6.44%, respectively.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    The Fund may also quote its current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                 a - b
                 Yield = 2 [ (--------- + 1 )to the power of 6 -1)]
                                  cd

               Where:  a     =     dividends and interest earned during the
                                   period (calculated as required by the
                                   Securities and Exchange Commission);
                       b     =     expenses accrued for the period (net of
                                   reimbursements);
                       c     =     the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends;
                       d     =     the maximum offering price per share on
                                   the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.

    The Fund may also, from time to time, include a reference to its current quarterly or annual yield in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices (such as the Lehman Government Bond Index and the Lehman Aggregate Bond Index) and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended August 31, 2000, including the financial highlights for each of the five fiscal years in the period ended August 31, 2000, appearing in the 2000 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.


    (a) Articles of Incorporation.*



    (b) By-laws.*



    (c) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.



    (d) Investment Advisory Agreement.*



    (e) Distribution Agreement.*



    (f)  Not applicable.



    (g) Custodian Agreement and Amendment thereto.*



    (h) Not applicable.



    (i)  Legal Opinion.*



    (j)  Not applicable.



    (k) Not applicable.



    (l)  Not applicable.



    (m) Service and Distribution Plan.



    (p) Code of Ethics.



    * Filed as an exhibit to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 25.  INDEMNIFICATION.


    Incorporated by reference to Article XII of the By-laws filed as Exhibit (b) to Post-Effective Amendment No. 23, filed January 4, 1999.


ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt       Senior Vice President and       -------------------------------------------
                        Director

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Treasurer and a
                        Director                        Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative Law
                                                        Judge

Herbert Pardes, MD      Director                        President and CEO of New York-Presbyterian
                                                        Hospital

Marion Ruth             Director                        Real Estate Executive. President, Ruth
                                                        Realty (real estated broker). Director or
                                                        Trustee of each of the Value Line Funds

ITEM 27.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                             (2)
                         POSITION AND            (3)
         (1)               OFFICES          POSITION AND
 NAME AND PRINCIPAL    WITH VALUE LINE      OFFICES WITH
  BUSINESS ADDRESS     SECURITIES, INC.      REGISTRANT
  ----------------     ----------------      ----------
Jean Bernhard Buttner  Chairman of the    Chairman of the
                       Board              Board and
                                          President

David T. Henigson      Vice President,    Vice President,
                       Secretary,         Secretary and
                       Treasurer and      Treasurer
                       Director

Stephen LaRosa         Asst. Vice         Asst. Treasurer
                       President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          Value Line, Inc.
          220 East 42nd Street
          New York, NY 10017
          For records pursuant to:
          Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
          Rule 31a-1(f)

          State Street Bank and Trust Company
          c/o NFDS
          P.O. Box 419729
          Kansas City, MO 64141
          For records pursuant to Rule 31a-1(b)(2)(iv)

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110
          For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 25 to the registration statement on Form N-1A (the "Registration Statement") of our report dated October 9, 2000, relating to the financial statements and financial highlights which appears in the August 31, 2000 Annual Report to Shareholders of Value Line U.S. Government Securities Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
New York, New York
October 27, 2000

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of October, 2000.


                                          VALUE LINE U.S. GOVERNMENT
                                          SECURITIES FUND, INC.

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURES                           TITLE                      DATE
                  ----------                           -----                      ----
               *JEAN B. BUTTNER            Chairman and Director;           October 27, 2000
              (JEAN B. BUTTNER)              President; Principal
                                             Executive Officer

              *JOHN W. CHANDLER            Director                         October 27, 2000
              (JOHN W. CHANDLER)

              *FRANCES T. NEWTON           Director                         October 27, 2000
             (FRANCES T. NEWTON)

              *FRANCIS C. OAKLEY           Director                         October 27, 2000
             (FRANCIS C. OAKLEY)

               *DAVID H. PORTER            Director                         October 27, 2000
              (DAVID H. PORTER)

             *PAUL CRAIG ROBERTS           Director                         October 27, 2000
             (PAUL CRAIG ROBERTS)

               *MARION N. RUTH             Director                         October 27, 2000
               (MARION N. RUTH)

              *NANCY-BETH SHEERR           Director                         October 27, 2000
             (NANCY-BETH SHEERR)

            /s/ DAVID T. HENIGSON          Treasurer; Principal Financial   October 27, 2000
     ....................................    and Accounting Officer
             (DAVID T. HENIGSON)


*By      /s/ DAVID T. HENIGSON
   .................................

           (DAVID T. HENIGSON,
           ATTORNEY-IN-FACT)